UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2008

Date of reporting period:	3/31/2008

Item 1 – Reports to Stockholders

The High Yield Plus Fund, Inc.

ANNUAL REPORT

March 31, 2008

Directors

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Robert E. La Blanc

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Shareholder Services

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPA

Letter To Shareholders	March 31, 2008

Dear Shareholder:

Market Update

Over the last year there has been a flight to quality in the fixed income markets. The high yield market posted a -3.5% return for the twelve month period ended March 31, 2008, as measured by the Lehman Brothers High Yield 2% Capped Index (the “Index”), underperforming investment-grade bonds as measured by the Lehman Brothers Aggregate Index which returned 7.67%. Within the high yield market we witnessed an analogous trend, with double-B rated securities outperforming single-B’s and triple-C’s.

We remain concerned about housing, liquidity, and credit problems leading to more broad-based economic weakness. Given our defensive outlook, we have meaningfully reduced the fund’s leverage over the last year and are maintaining an up-in-quality bias in portfolios. Lower credit quality sectors remain relatively tight on a historical basis versus higher quality sectors.

Fund Performance

The Fund’s total returns for periods ended March 31, 2008 are shown in the following table. For comparison, we have also provided the returns of the Index, the Lehman Brothers High Yield Index, and the Lipper Closed-End Leveraged High Yield category, an average of 40 closed-end high yield leveraged funds; we would note that the indicies are not levered and that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	-5.7%	-7.6%	4.2%
Lipper Closed-End Leveraged High Current Yield	-13.8	-17.2	0.5
Lehman Brothers High Yield 2% Issuer Capped Index	-4.0	-3.5	4.7
Lehman Brothers High Yield Index	-4.3	-3.7	4.9

*	Annualized

The Fund is leveraged and had $16.5 million in loans outstanding as of March 31, 2008. This is down from the loan amount of $27.0 million as of September 30, 2007. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2008 the Fund’s shares were priced at $2.92. This price reflected a discount of 13.6% to the Fund’s net asset value of $3.38 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of -7.9% as of March 31, 2008.) On March 31, 2008, the Fund’s monthly dividend rate of $0.025 per share equated to an annualized yield of 10.3% relative to the Fund’s stock price.

For the period, the Fund benefited from it’s positioning away from the lowest quality high yield names as well as from security selection in the Media Cable, Pharmaceutical, and Consumer Cyclicals sectors. However, security selection negatively impacted relative results in the Retail Stores, Transportation, and Media Non-cable sectors. In addition, over the one year period, an underweight to Utilities and overweight Construction Machinery detracted from relative performance, while an underweight to Financials and Home Construction sectors contributed.

We continue to favor sectors that are less sensitive to the economic cycle, such as Health Care, Pharmaceuticals, Energy, and Utilities. In contrast, we remain underweight in Homebuilders, Building Materials, Retail, Autos, and Financials. As part of a move toward higher credit quality, we think an allocation to bank loans is a compelling strategy.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Christopher Jones

Portfolio Manager

Vice President

Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—127.5%
CORPORATE BONDS—122.9%

Aerospace/Defense—1.1%

Bombardier, Inc., Sr. Unsec’d. Notes, 144A (Canada)	Ba2	8.00%	11/15/14	$225	$231,750
L-3 Communications Corp., Gtd. Notes	Ba3	6.375	10/15/15	380	371,450

					603,200
Automobile Manufacturers—0.8%

KAR Holdings, Inc., Gtd. Notes	Caa1	10.00	05/01/15	485	419,525
Automotive—4.8%

Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	6.625	06/16/08	275	271,892
Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	7.00	10/01/13	725	565,514
Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	8.708(c)	04/15/12	795	747,024
General Motors Acceptance Corp., Sr. Unsec’d. Notes	B1	6.875	08/28/12	110	83,592
General Motors Acceptance Corp., Sr. Unsec’d. Notes	B1	8.00	11/01/31	1,335	956,784

					2,624,806
Building Materials—0.8%

Texas Industries, Inc., Sr. Unsec’d. Notes	Ba3	7.25	07/15/13	435	423,038
Capital Goods—1.1%

Allied Waste North America, Inc., Sr. Sec’d. Notes	B1	5.75	02/15/11	605	591,388
Chemicals—1.3%

KI Holdings, Inc., Zero Coupon (until 11/15/09), Sr. Disc. Notes	B3	9.875(a)	11/15/14	45	39,038
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Ba1	7.375	12/01/14	165	176,550
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Ba1	7.625	12/01/16	140	150,500
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes	Ba2	7.30	01/15/28	100	97,000
Terra Capital, Inc., Gtd. Notes	B1	7.00	02/01/17	220	216,975

					680,063
Construction Machinery—3.9%

Ahern Rentals, Inc., Sr. Sec’d. Notes	B3	9.25	08/15/13	230	182,275
Ashtead Capital, Inc., Sr. Sec’d. Notes, 144A	B1	9.00	08/15/16	355	287,550
Ashtead Holdings PLC, Sr. Sec’d. Notes, 144A (United Kingdom)	B1	8.625	08/01/15	75	60,000
Case New Holland, Inc., Gtd. Notes	Ba3	7.125	03/01/14	280	274,400
Neff Corp., Gtd. Notes	Caa2	10.00	06/01/15	380	180,500

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Construction Machinery (continued)

Rental Service Corp., Gtd. Notes	Caa1	9.50%	12/01/14	$790	$659,650
Sunstate Equipment Co., Sr. Unsec’d. Notes, 144A	B3	10.50	04/01/13	225	173,250
United Rentals North America, Inc., Gtd. Notes	B1	6.50	02/15/12	340	307,700

					2,125,325
Consumer Cyclical—Services—0.9%

Corrections Corp. of America, Gtd. Notes	Ba2	6.25	03/15/13	95	93,100
Service Corp. International, Sr. Unsec’d. Notes	B1	7.375	10/01/14	140	140,175
Service Corp. International, Sr. Unsec’d. Notes	B1	7.625	10/01/18	280	281,400

					514,675
Diversified Manufacturing—2.0%

Blaze Finance Corp., Sr. Sec’d. Notes, 144A	NR	10.875	07/15/12	40	35,200
Esco Corp., Gtd. Notes, 144A	B2	8.625	12/15/13	665	645,050

SPX Corp., Sr. Notes, 144A	Ba2	7.625	01/01/15	420	432,600

					1,112,850
Electric—0.8%

Intergen NV, Sr. Sec’d. Notes, 144A	Ba3	9.00	06/30/17	400	418,000
Energy—9.4%

Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875	01/15/16	175	173,250
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.75	01/15/15	265	272,950
Delta Petroleum Corp., Gtd. Notes	Caa2	7.00	04/01/15	1,025	912,250
Dynergy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375	05/01/16	205	202,950
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	6.125	12/01/14	60	56,700
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625	04/15/16	225	220,500
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	B1	8.25	12/15/14	245	242,550
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	B1	7.875	12/15/14	350	342,125
Petrohawk Energy Corp., Gtd. Notes	B3	9.125	07/15/13	180	184,950
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	6.75	05/01/14	445	406,062
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875	05/01/18	225	213,185
Plains Exploration & Production Co., Gtd. Notes	B	7.00	03/15/17	75	72,000
Plains Exploration & Production Co., Gtd. Notes	B1	7.75	06/15/15	360	359,100
Range Resources Corp., Gtd. Notes	Ba3	6.375	03/15/15	80	78,400
Range Resources Corp., Gtd. Notes	Ba3	7.50	05/15/16	335	343,375
Range Resources Corp., Gtd. Notes	Ba3	7.50	10/01/17	240	246,000
Southwestern Energy Co., Sr. Unsec’d. Notes, 144A	Ba2	7.50	02/01/18	130	134,550
Western Oil Sands, Inc., Sr. Sec’d. Notes (Canada)	Baa1	8.375	05/01/12	200	224,689

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy (continued)

Whiting Petroleum Corp., Gtd. Notes	B1	7.25%	05/01/13	$220	$216,700
Whiting Petroleum Corp., Sr. Sub. Notes	B1	7.25	05/01/12	180	177,750

					5,080,036
Entertainment & Leisure—2.2%

AMC Entertainment, Inc., Gtd. Notes	Ba3	8.625	08/15/12	220	222,200
AMC Entertainment, Inc., Gtd. Notes	B2	11.00	02/01/16	400	374,500
AMC Entertainment, Inc., Sr. Sub. Notes	B2	8.00	03/01/14	240	203,400
AMC Entertainment, Inc., Zero Coupon (until 08/15/09) Sr. Disc. Notes	B3	12.00(a)	08/15/14	545	407,387

					1,207,487
Environmental—0.4%

Allied Waste North America, Inc., Sr. Sec’d. Notes, Series B	B1	6.50	11/15/10	240	240,000
Financial Institutions—3.2%

Bonten Media Acquistition, Gtd. Notes, PIK, 144A	Caa1	9.00(c)	06/01/15	455	350,350
Deluxe Corp., Sr. Unsec’d. Notes	Ba2	7.375	06/01/15	890	829,925
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	9.50	05/15/15	230	169,050
Rouse Co. LP, Sr. Unsec’d. Notes, 144A	Ba1	6.75	05/01/13	445	383,489

					1,732,814
Food & Beverage—4.0%

Aramark Corp., Gtd. Notes	B3	6.739(c)	02/01/15	460	405,950
Aramark Corp., Gtd. Notes	B3	8.50	02/01/15	420	421,050
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	09/01/16	635	617,537
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	05/15/17	310	300,700
Smithfield Foods, Inc., Sr. Unsec’d. Notes	Ba2	7.75	05/15/13	430	425,700

					2,170,937
Gaming—9.6%

Buffalo Thunder Developement Authority, Sr. Sec’d. Notes, 144A	B2	9.375	12/15/14	615	461,250
Caesars Entertainment, Inc., Gtd. Notes	Caa1	8.125	05/15/11	650	546,000
Harrahs Operating Co., Inc., Gtd. Notes	Caa1	5.625	06/01/15	540	313,200
Mandalay Resort Group, Sr. Sub. Notes	B1	9.375	02/15/10	375	386,250
MGM Mirage, Gtd. Notes	Ba2	6.00	10/01/09	205	203,462
MGM Mirage, Gtd. Notes	Ba2	8.50	09/15/10	510	529,125
Mohegan Tribal Gaming Authority, Sr. Unsec’d. Notes	Baa3	6.125	02/15/13	135	123,188

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gaming (continued)

OED Corp./DIAMOND JO LLC, Gtd. Notes	B2	8.75%	04/15/12	$890	$783,200
River Rock Entertainment Authority, Sr. Sec’d. Notes	B2	9.75	11/01/11	415	412,925
Seneca Gaming Corp., Sr. Unsec’d. Notes	Ba2	7.25	05/01/12	400	377,000
Station Casinos, Inc., Sr. Sub. Notes	Caa1	6.50	02/01/14	105	63,000
Virgin River Casino Corp., Sr. Sec’d. Notes	B2	9.00	01/15/12	375	285,000
Wynn Las Vegas Capital Corp., 1st Mortgage, 144A	Ba2	6.625	12/01/14	320	308,000
Wynn Las Vegas LLC, 1st Mortgage	Ba2	6.625	12/01/14	440	423,500

					5,215,100
Healthcare—8.5%

Community Health Systems, Inc., Gtd. Notes	B3	8.875	07/15/15	455	456,706
HCA, Inc., Sr. Sec’d. Notes, PIK	B2	9.625	11/15/16	845	876,688
HCA, Inc., Sr. Unsec’d. Notes	Caa1	5.75	03/15/14	85	70,125
HCA, Inc., Sr. Unsec’d. Notes	Aa1	6.375	01/15/15	1,525	1,290,531
HCA, Inc., Sr. Unsec’d. Notes	Caa1	7.50	11/06/33	180	139,050
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125	06/01/13	70	61,600
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.875	07/01/14	1,115	1,078,762
Universal Hospital Services, Inc., Sr. Sec’d. Notes, PIK	B3	8.50	06/01/15	360	360,000
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.75	06/01/10	60	60,075
Ventas Realty LP/Ventas Capital Corp., Sr. Notes	Ba1	6.625	10/15/14	215	211,775

					4,605,312
Home Construction—0.7%

DR Horton, Inc., Gtd. Notes	Ba2	9.75	09/15/10	110	108,625
KB Home, Sr. Sub. Notes	Ba2	7.75	02/01/10	305	291,656

					400,281
Industrial Other—1.6%

Blount, Inc., Sr. Sub. Notes	B2	8.875	08/01/12	420	412,650
RBS Global, Inc. and Rexnord Corp. Gtd. Notes	B3	9.50	08/01/14	460	430,100

					842,750

Lodging—0.7%

Host Hotels & Resorts LP, Sr. Sec’d. Notes	Ba1	6.875	11/01/14	290	276,225
Host Marriott LP, Gtd. Notes	Ba2	7.125	11/01/13	100	98,000

					374,225
Media—Cable—5.7%

Cablevision Systems Corp., Sr. Unsec’d. Notes	B2	8.00	04/15/12	555	539,737
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.625	07/15/18	340	310,250

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media—Cable (continued)

CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.875%	02/15/18	$585	$541,125
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	8.125	07/15/09	720	727,200
FrontierVision LP, Sr. Sub. Notes(e)	NR	Zero	10/15/10	575	44,563
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50	10/15/15	1,060	890,400
Shaw Communications, Inc., Sr. Notes (Canada)	Ba1	8.25	04/11/10	30	31,275
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.25	04/06/11	15	15,450

					3,100,000
Media—Non Cable—9.5%

CanWest MediaWorks, Inc., Gtd. Notes (Canada)	B3	8.00	09/15/12	325	308,750
DirecTV Holdings LLC, Gtd. Notes	Ba3	6.375	06/15/15	850	792,625
Idearc, Inc., Gtd. Notes	B3	8.00	11/15/16	495	320,512
Intelsat Corp., Gtd. Notes (Bermuda)	B3	9.00	08/15/14	67	67,503
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa3	6.50	11/01/13	135	87,750
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa3	7.625	04/15/12	355	268,025
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B3	8.25	01/15/13	380	382,850
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B3	8.625	01/15/15	770	775,775
Liberty Media LLC, Sr. Unsec’d. Notes	Ba2	5.70	05/15/13	140	122,576
Nexstar Finance Holdings, Zero Coupon (until 04/01/08), Sr. Disc. Notes	Caa2	11.375(a)	04/01/13	150	145,688
Quebecor Media, Inc., Sr. Notes (Canada)	B2	7.75	03/15/16	695	634,187
Quebecor Media, Inc., Sr. Unsec’d. Notes, 144A (Canada)	B2	7.75	03/15/16	195	177,938
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875	01/15/13	150	91,500
R.H. Donnelley Corp., Sr. Notes	B3	8.875	01/15/16	700	442,750
R.H. Donnelley Corp., Sr. Unsec’d. Notes	B3	6.875	01/15/13	850	518,500
R.H. Donnelley Corp., Sr. Unsec’d. Notes, 144A	B3	8.875	10/15/17	50	31,250

					5,168,179
Metals—6.7%

Arch Western Finance LLC, Sr. Sec’d. Notes	B1	6.75	07/01/13	220	219,450
Massey Energy Co., Gtd. Notes	B2	6.625	11/15/10	210	208,163
McMoRan Cooper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.25	04/01/15	380	400,900
McMoRan Cooper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375	04/01/17	1,160	1,231,050
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25	02/15/15	325	287,625

Peabody Energy Corp., Gtd. Notes	Ba1	6.875	03/15/13	485	492,275
Peabody Energy Corp., Gtd. Notes	Ba1	7.375	11/01/16	415	429,525
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	7.00	02/01/18	195	190,475
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	6.05	06/01/17	205	189,619

					3,649,082

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Packaging—0.2%

Ball Corp., Gtd. Notes	Ba1	6.625%	03/15/18	$125	$124,063
Pharmaceuticals—2.8%

Elan Finance LLC, Gtd. Notes (Ireland)	B3	7.75	11/15/11	640	595,200
Elan Finance LLC, Gtd. Notes (Ireland)	B3	8.875	12/01/13	625	587,500
Elan Finance PLC, Gtd. Notes (Ireland)	B3	7.201(c)	12/01/13	360	313,200

					1,495,900
Retailers—1.9%

Lazydays RV Center, Inc., Sr. Unsec’d. Notes	Caa1	11.75	05/15/12	476	378,420
Rite Aid Corp., Gtd. Notes	B3	7.50	01/15/15	120	111,000
Rite Aid Corp., Sr. Sec’d. Notes	B3	8.125	05/01/10	555	541,125

					1,030,545
Technology—5.8%

Coleman Cable, Inc., Gtd. Notes, PIK	B2	9.875	10/01/12	305	253,150
IKON Office Solutions, Inc., Sr. Unsec’d. Notes	Ba3	7.75	09/15/15	840	798,000
Open Solutions, Inc., Gtd. Notes, 144A	Caa1	9.75	02/01/15	440	341,000
Sanmina-SCI Corp., Gtd. Notes, 144A	B1	5.55(c)	06/15/10	392	380,240
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125	08/15/13	825	833,250
Xerox Corp., Gtd. Notes	Baa2	7.625	06/15/13	225	232,622
Xerox Corp., Gtd. Notes	Baa2	9.75	01/15/09	305	316,895

					3,155,157
Tobacco—2.1%

Alliance One International, Inc., Gtd. Notes	B2	11.00	05/15/12	670	680,050
Reynolds American, Inc., Sr. Sec’d. Notes	Ba1	7.25	06/01/13	220	233,015
Reynolds American, Inc., Sr. Sec’d. Notes	Ba1	7.30	07/15/15	215	223,185

					1,136,250
Transportation—5.9%

American Railcar Industries, Inc., Sr. Unsec’d. Notes	B1	7.50	03/01/14	315	277,200
Avis Budget Car Rental, Gtd. Notes	Ba3	7.625	05/15/14	310	267,375
Avis Budget Finance, Inc., Gtd. Notes	Ba3	5.565(c)	05/15/14	310	243,350

Avis Budget Finance, Inc., Gtd. Notes	Ba3	7.75	05/15/16	105	85,575
Continental Airlines, Inc. Pass-Thru Certs.	Ba1	9.798	04/01/21	1,196	1,088,069
Hertz Corp., Gtd. Notes	B1	8.875	01/01/14	405	383,737
Hertz Corp., Gtd. Notes	B2	10.50	01/01/16	315	294,919

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Transportation (continued)

Navios Martime Holding, Inc., Gtd. Notes	B3	9.50%	12/15/14	$190	$189,288
Overseas Shipholding Group, Inc., Sr. Unsec’d. Notes	Ba1	8.25	03/15/13	395	396,481

					3,225,994
Utilities—15.7%

AES Corp. (The), Sr. Sec’d. Notes, 144A	Ba3	8.75	05/15/13	53	55,120
AES Corp. (The), Sr. Unsec’d. Notes	B1	9.375	09/15/10	35	37,013
AES Corp. (The), Sr. Unsec’d. Notes	B1	9.50	06/01/09	20	20,640
Aquila, Inc., Sr. Unsec’d. Notes	Ba3	9.95	02/01/11	430	452,769
Aquila, Inc., Sr. Unsec’d. Notes	Ba3	14.875	07/01/12	320	394,400
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.125	05/15/18	955	859,500
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.75	06/01/19	190	177,650
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.20	05/15/19	250	246,875
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.50	06/15/13	440	451,000
Edison Mission Energy, Sr. Unsec’d. Notes, 144A	B1	7.00	05/15/17	165	164,175
El Paso Corp., Sr. Unsec’d. Notes	Ba3	6.75	05/15/09	250	253,193
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00	05/15/11	330	335,315
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba2	5.70	01/05/16	960	909,600
Mirant North America LLC, Gtd. Notes	B1	7.375	12/31/13	240	242,400
NGPL PipeCo. LLC, Sr. Notes, 144A	Baa3	7.119	12/15/17	425	439,637
NRG Energy, Inc., Gtd. Notes	B1	7.25	02/01/14	100	98,750
NRG Energy, Inc., Gtd. Notes	B1	7.375	02/01/16	665	651,700
NRG Energy, Inc., Gtd. Notes	B1	7.375	01/15/17	180	175,050
Reliant Energy, Inc., Gtd. Notes	B2	6.75	12/15/14	435	442,613
Reliant Energy, Inc., Sr. Unsec’d. Notes	B3	7.875	06/15/17	390	388,050
TXU Corp., Sr. Unsec’d. Notes	Caa1	5.55	11/15/14	605	472,409
TXU Corp., Sr. Unsec’d. Notes	Caa1	6.50	11/15/24	465	330,186
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.125	09/01/11	765	812,812
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125	03/15/12	130	142,025

					8,552,882
Wireless—2.1%

Centennial Communications Corp., Gtd. Notes	B2	10.125	06/15/13	430	424,625
Centennial Communications Corp., Sr. Unsec’d. Notes	B2	8.125	02/01/14	235	222,075
Rogers Wireless, Inc., Sr. Sec’d. Notes (Canada)	Baa3	9.625	05/01/11	450	498,539

					1,145,239
Wirelines—6.7%

Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	9.25	05/15/11	975	1,009,125
GCI, Inc., Sr. Unsec’d. Notes	B1	7.25	02/15/14	410	338,250

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Wirelines (continued)

Nordic Telephone Co. Holdings, Sr. Sec’d. Notes, 144A (Denmark)	B2	8.875%	05/01/16	$140	$135,800
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50	10/01/14	1,145	1,116,375
Windstream Corp., Gtd. Notes	Ba3	8.125	08/01/13	250	245,625
Windstream Corp., Gtd. Notes	Ba3	8.625	08/01/16	800	786,000

					3,631,175

Total Corporate Bonds (cost $71,538,546)					66,796,278
BANK NOTES—4.0%
Entertainment & Leisure—0.3%

AMC Entertainment	B3	9.991(c)	06/13/12	195	178,715
Oil & Gas Exploration/Production—0.8%

Antero Resources Corp.	NR	9.33	04/12/14	500	451,250
Paper—0.5%

Georgia-Pacific Corp., Term Bond	Ba2	4.74	12/20/12	293	271,313
Pharmaceuticals—0.7%

Mylan	B1	6.09	10/02/14	404	388,775
Steel Producers/Products—0.9%

Texas Competitive Electric Holdings Co. LLC	Ba3	6.57	10/22/14	499	453,919
Tobacco—0.8%

Reynolds American, Inc., Notes	B1	7.33	06/29/14	525	441,000

Total Bank Notes (cost $2,402,876)					2,184,972
CONVERTIBLE BONDS—0.5%
Construction Machinery—0.5%

AGCO Corp., Sr. Sub. Notes (cost $227,854)	BB(d)	1.25	12/15/36	160	264,400
COMMON STOCKS—0.1%				Shares
Consumer Products—0.1%

WKI Holding Co., Inc.				6,031	30,155

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Shares	Value (Note 1)

Media – Cable

Time Warner Cable, Inc.				1	$25

Total common stocks (cost $1,380,473)					30,180
WARRANT				Units
Chemicals

Hercules, Inc., (cost $0)(b)				230	3,520

Total long-term investments (cost $75,549,749)					69,279,350
SHORT-TERM INVESTMENT—1.1%				Principal Amount (000)
REPURCHASE AGREEMENT—1.1%
JPMorgan Chase Triparty Agreement, 2.50%, dated 03/31/08, due 4/01/08 in the amount of $600,642 (cost $600,000; collateralized by $600,000 Federal National Mortgage Assoc., 6.50% due 11/01/37, value of collateral including interest is $612,800)				$600	600,000

Total short-term investments (cost $600,000)					600,000
Total Investments(f)—128.6%

(cost $76,149,749; Note 4)					69,879,350
Liabilities in excess of other assets—(28.6)%					(15,556,491)

Net Assets—100.0%					$54,322,859

The following abbreviations are used in portfolio description:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	As of March 31, 2008, three securities representing $78,238 and 0.1% of the total market value were fair valued in accordance with the policies adopted by the board of Directors.

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2008	THE HIGH YIELD PLUS FUND, INC.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as March 31, 2008 were as follows:

Utilities	15.7%
Gaming	9.6
Media—Non Cable	9.5
Energy	9.4
Healthcare	8.5
Metals	6.7
Wirelines	6.7
Transportation	5.9
Technology	5.8
Media—Cable	5.7
Automotive	4.8
Construction Machinery	4.4
Food & Beverage	4.0
Pharmaceuticals	3.5
Financial Institutions	3.2
Tobacco	2.9
Entertainment & Leisure	2.5
Wireless	2.1
Diversified Manufacturing	2.0
Retailers	1.9
Industrial Other	1.6
Chemicals	1.3
Aerospace/Defense	1.1
Repurchase Agreements	1.1
Capital Goods	1.1
Consumer Cyclical—Services	0.9
Steel Producers/Products	0.9
Building Materials	0.8
Automobile Manufacturers	0.8
Electric	0.8
Oil & Gas Exploration/Production	0.8
Home Construction	0.7
Lodging	0.7
Paper	0.5
Environmental	0.4
Packaging	0.2
Consumer Products	0.1

128.6%
Liabilities in excess of other assets	(28.6)

100.0%

See Notes to Financial Statements.

Statement of Assets and Liabilities	THE HIGH YIELD PLUS FUND, INC.

Assets	March 31, 2008

Investments, at value (cost $76,149,749)	$69,879,350
Cash	86,591
Interest receivable	1,652,978
Prepaid expenses	415

Total assets	71,619,334

Liabilities
Loan payable (Note 5)	16,500,000
Dividends payable (Note 7)	402,206
Accrued expenses	228,160
Payable for investments purchased	122,293
Investment advisory fee payable	23,024
Loan interest payable	11,582
Administration fee payable	9,210

Total liabilities	17,296,475

Net Assets	$54,322,859

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	124,941,913

125,102,795
Undistributed net investment income	61,528
Accumulated net realized loss on investment transactions	(64,571,065)
Net unrealized depreciation on investments	(6,270,399)

Net assets, March 31, 2008	$54,322,859

Net asset value per share ($54,322,859 ÷ 16,088,240)	$3.38

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

Year Ended March 31, 2008

Income
Interest	$6,888,091
Dividends	40,219

6,928,310
Expenses
Loan interest expense (Note 5)	1,452,951
Investment advisory fee	298,358
Administration fee	119,342
Legal fees and expenses	110,000
Custodian’s fees and expenses	34,000
Audit fee	29,000
Registration fees	23,000
Reports to shareholders	15,000
Transfer agent’s fees and expenses	10,000
Directors’ fees and expenses	10,000
Miscellaneous	9,844

Total expenses	2,111,495

Net investment income	4,816,815

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions	(1,812,742)
Net change in unrealized depreciation on investments	(7,653,490)

Net Loss on Investments	(9,466,232)

Net Decrease in Net Assets Resulting from Operations	$(4,649,417)

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended March 31, 2008

Cash flows from operating activities:
Interest and dividends received	$7,315,903
Operating expenses paid	(665,567)
Loan interest and commitment fees paid	(1,450,283)
Purchases of long-term portfolio investments	(30,007,422)
Net proceeds from sale of short-term portfolio investments	800,000
Proceeds from sale of long-term portfolio investments	39,356,212
Decrease in other assets	203

Net cash provided by operating activities	15,349,046

Cash flows from financing activities:
Decrease in loan payable	(10,500,000)
Cash dividends paid	(4,826,472)

Net cash used in financing activities	(15,326,472)

Net increase in cash	22,574
Cash at beginning of year	64,017

Cash at end of year	$86,591

Reconciliation of Net Decrease in Net Assets to Net Cash Provided By Operating Activities
Net decrease in net assets resulting from operations	$(4,649,417)

Decrease in investments	10,901,262
Net realized loss on investments	1,812,742
Net decrease in unrealized appreciation on investments	7,653,490
Decrease in receivable for investments sold	231,750
Decrease in interest receivable	403,413
Decrease in other assets	203
Decrease in payable for investments purchased	(1,000,042)
Decrease in accrued expenses	(4,355)

Total adjustments	19,998,463

Net cash flows provided by operating activities	$15,349,046

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2008	Year Ended March 31, 2007

Operations

Net investment income	$4,816,815	$4,811,364

Net realized gain (loss) on investments	(1,812,742)	1,955,124

Net change in unrealized appreciation (depreciation) on investments	(7,653,490)	1,764,977

Net increase (decrease) in net assets resulting from operations	(4,649,417)	8,531,465

Dividends from net investment income (Note 1)	(4,826,472)	(4,906,913)

Total increase (decrease)	(9,475,889)	3,624,552

Net Assets

Beginning of year	63,798,748	60,174,196

End of year(a)	$54,322,859	$63,798,748

(a) Includes undistributed net investment income of:	$61,528	$—

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

The High Yield Plus Fund, Inc. (the “Fund”), was organized in Maryland on February 3, 1998, as a diversified closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter are valued at the last quoted sale price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by the principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the investment adviser, does not represent fair value are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessments of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business, the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of March 31, 2008, there were three securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Short-term securities, which mature in more than 60 days are valued at current quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated sub-custodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Security transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distribution of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Advisor”) and Prudential Investments LLC (the “Administrator”). The Investment Advisor makes investment decisions on behalf of the Fund; the Administrator provides occupancy

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Advisor to receive a fee, computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of 0.20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2008, aggregated $29,066,516 and $38,843,700 respectively.

Note 4. Dividends and Tax Information

In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended March 31, 2008, the adjustments were to decrease undistributed net investment loss by $282,857, decrease accumulated net realized loss on investment transactions by $4,728,513 and decrease paid-in capital in excess of par by $5,011,370 due to differences in the treatment of amortization of premiums and the expiration of an unused capital loss carryforward. Net investment income, net realized loss on investments and net assets were not affected by this adjustment.

For the years ended March 31, 2008 and March 31, 2007, the tax character of dividends paid by the Fund of $4,826,472 and $4,906,913, respectively, were from ordinary income.

As of March 31, 2008, the accumulated undistributed earnings on a tax basis was $463,734 of ordinary income.

The Fund had a capital loss carryforward as of March 31, 2008, of approximately $62,147,000 of which $8,395,000 expires in 2009, $24,698,000 expires in 2010, $26,140,000 expires in 2011, $2,626,000 expires in 2012 and $288,000 expires in 2016. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund did not utilize any of its capital loss carryforward as of March 31, 2008. Additionally, approximately $5,011,000 of the Fund’s capital loss carryforwards expired unused in the year ended March 31, 2008. It is unlikely whether the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

In addition, the Fund elected to treat net capital losses of approximately $1,873,000 incurred between November 1, 2007 and March 31, 2008 as being incurred during the fiscal year ending March 31, 2009.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Depreciation
$76,149,749	$787,221	$(7,057,620)	$(6,270,399)

The difference between book basis and tax basis was primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5. Borrowings

The Fund has a credit agreement with unaffiliated lenders. The maximum commitment under this agreement is $27,500,000 and this credit agreement expires on March 24, 2009. Interest on any such borrowings is based on market rates and is payable monthly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations. Effective March 25, 2008, the Fund amended and restated the credit agreement with the lenders pursuant to which the lenders obtained a security interest in the assets of the Fund and the commitment was reduced from $35,000,000 to $27,500,000. For the period from April 1, 2007 through March 24, 2008, the Fund paid commitment fees at an annual rate of .07 of 1% on any unused portion of the agreement.

The average daily balance outstanding during the year ended March 31, 2008 was $25,247,268 at a weighted average interest rate of 5.75%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2008 was $27,000,000. The current borrowings of $16,500,000 (at a weighted average interest rate of 3.61%) will mature on April 25, 2008.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2008 and 2007 the Fund did not issue any shares in connection with reinvestment of dividends.

Note 7. Dividends

On March 13, 2008, the Board of Directors of the Fund declared dividends of $0.025 per share payable on April 11, 2008, May 9, 2008, and June 13, 2008, to stockholders of record on March 31, 2008, April 30, 2008 and May 30, 2008, respectively.

Note 8. New Accounting Pronouncements

On September 20, 2007, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In addition, in March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Year Ended March 31,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$3.97	$3.74	$3.85	$4.02	$3.48

Income (loss) from investment operations
Net investment income	.30	.30	.33	.39	.44
Net realized and unrealized gain (loss) on investments	(.59)	.24	(.08)	(.14)	.52

Total from investment operations	(.29)	.54	.25	.25	.96

Less dividends and distributions
Dividends from net investment income	(.30)	(.31)	(.36)	(.42)	(.42)

Total dividends and distributions	(.30)	(.31)	(.36)	(.42)	(.42)

Net asset value, end of year(a)	$3.38	$3.97	$3.74	$3.85	$4.02

Market price per share, end of year(a)	$2.92	$3.62	$3.49	$4.10	$4.30

TOTAL INVESTMENT RETURN(b):	(11.71)%	13.45%	(5.86)%	5.24%	31.45%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)	$54,323	$63,799	$60,174	$61,737	$63,885
Average net assets (000 omitted)	$59,672	$60,884	$61,123	$63,774	$61,020
Ratio to average net assets:
Expenses, before loan interest	1.11%	1.20%	1.43%	1.54%	1.52%
Total expenses	3.54%	3.91%	3.56%	2.67%	2.42%
Net investment income	8.07%	7.90%	9.03%	9.80%	11.34%
Portfolio turnover rate	36%	56%	41%	56%	53%
Total debt outstanding at end of year (000 omitted)	$16,500	$27,000	$27,500	$28,500	$28,000
Net asset coverage per $1,000 of debt outstanding	$4,299	$3,363	$3,188	$3,166	$3,282

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information is been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm	THE HIGH YIELD PLUS FUND, INC.

The Board of Directors and Shareholders of The High Yield Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Plus Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2008, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2008

Tax Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2008) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2008, the Fund paid dividends of $0.30 per share, which are taxable as ordinary income.

The Fund designates 98.02% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

Interest-related dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year ended March 31, 2008.

In January 2009, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2008 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Other Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the Directors of the Fund is set forth below.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

Independent Directors
Linda W. Bynoe (55)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006). Director or Trustee of 59 portfolios within the Prudential Mutual Fund complex since 2005.

David E. A. Carson (73)	Director	Since 2004 (Class I)	Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1988-2000). Director or Trustee of 62 portfolios within the Prudential Mutual Fund complex since 2003.

Robert E. La Blanc (74)	Director	Since 1999 (Class II)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications). Director of Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003). Director or Trustee of 60 portfolios within the Prudential Mutual Fund complex since 1999.

Douglas H. McCorkindale (68)	Director	Since 1996 (Class II)	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media); Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001). Director or Trustee of 59 portfolios within the Prudential Mutual Fund complex.

Richard A. Redeker (64)	Director	Since 2005 (Class I)	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999). Director or Trustee of 60 portfolios within the Prudential Mutual Fund complex since 2003.

Robin B. Smith (68)	Director	Since 2005 (Class II)

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (1992-2006). Director or Trustee of 60 portfolios within the Prudential Mutual Fund complex since 2003.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

Independent Directors
Stephen D. Stoneburn (64)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989). Director or Trustee of 60 portfolios within the Prudential Mutual Fund complex since 2003.

Clay T. Whitehead (69)	Director	Since 2000 (Class III)	President (since 1983) of YCO (new business development firm). Director or Trustee of 60 portfolios within the Prudential Mutual Fund complex since 1999.

Interested Directors(1)
Robert F. Gunia (61)	Vice President	Since 2004 (Class II)	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc. Director or Trustee of 148 portfolios within the Prudential Mutual Fund complex since 1999.

Judy A. Rice (60)	President	Since 2004 (Class I)	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute. Director or Trustee of 59 portfolios within the Prudential Retail Fund complex since 2000.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the officers of the Fund is set forth below.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years

Officers
Jonathan D. Shain (49)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; Assistant Secretary of The High Yield Income Fund, Inc. (since May 2004); formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Peter Parrella (49)	Assistant Treasurer	Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; Assistant Treasurer of The Greater China Fund, Inc. (since January 2007); formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

M. Sadiq Peshimam (44)	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration; Assistant Treasurer of The Asia Pacific Fund, Inc. (since October 2005).

Timothy J. Knierim (49)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49)	Deputy Chief Compliance Officer	Since 2007	Chief Compliance Officer of PI and AST Investment Services, Inc. (since April 2007), The Asia Pacific Fund, Inc. (since February 2007) and The Greater China Fund, Inc. (since January 2007); Deputy Chief Compliance Officer of The High Yield Income Fund, Inc. (since March 2007); formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Deborah A. Docs (50)	Chief Legal Officer and Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of The High Yield Income Fund, Inc. (since December 2005), The Asia Pacific Fund, Inc. (since January 2001) and The Greater China Fund, Inc. (since January 2007); Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years

Officers
Andrew R. French (45)	Assistant Secretary	Since 2007	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; Assistant Secretary of The High Yield Income Fund, Inc. (since October 2006), The Asia Pacific Fund, Inc. (since August 2007) and The Greater China Fund, Inc. (since June 2007); formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Grace C. Torres (48)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; Vice President of The Greater China Fund, Inc. (since January 2007); formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

*	The Board of Directors is divided into three classes, each of which has three year terms. Class II term expires this year. Officers are generally elected by the Board to one year terms.
**	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940 (“1940 Act”). The Fund’s Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.
(1)	“Interested” Director , as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).
(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark , NJ 07102.
(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.
(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, Prudential Financial and the Prudential Financial logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your Privacy Privacy 0019 Ed. 4/2008 NS

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

Connecticut General Variable Annuity Contract I & II

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Cash Accumulation Trust

Greater China Fund, Inc., The

High Yield Income Fund, Inc., The

High Yield Plus Fund, Inc., The

JennisonDryden Mutual Funds

MoneyMart Assets, Inc.

Nicholas-Applegate Fund, Inc.

Prudential Capital Partners, L.P.

Prudential Bache Commodities, LLC

Prudential Institutional Liquidity Portfolio, Inc.

Strategic Partners Mutual Funds

Target Asset Allocation Funds, Inc.

Target Portfolio Trust, The

PB Financial Services, Inc.

CGOV-D2385

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2008 and March 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $28,117 and $26,757, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable to Registrant for the fiscal year ended March 31, 2008.

For the fiscal year ended March 31, 2007 KPMG, the Registrant’s principal accountant, billed the Registrant $5,000 for professional services rendered in connection with the review of the Registrant’s proxy statement related to the annual meeting of stockholders on August 30, 2006.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $26,200 and $317,300, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David E.A. Carson (Chair), Linda W. Bynoe, Robin Smith (Ex-Officio), Stephen G. Stoneburn and Clay T. Whitehead.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Wellington Management Company, LLP
Global Proxy Policies and Procedures
Dated: April 1, 2007

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies		As a matter of policy, Wellington Management:

	1	Takes responsibility for voting client proxies only upon a client’s written request.

	2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

	3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

	4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

	5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

	6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

	7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

	8	Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

	9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight		Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures		Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting		Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

	•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

	•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

	•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations		In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

High Yield Plus Fund, Inc.

Earl E. McEvoy, a Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1978. Mr. McEvoy has been the portfolio manager for the Fund since 2002.

Christopher A. Jones, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the Fund since 1998.

Conflicts of Interest between the Fund and Other Accounts Sub-advised by Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management Portfolio Managers

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to Fund. The following information relates to the fiscal year ended March 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for Mr. McEvoy, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. Mr. McEvoy’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Jones is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The incentive paid to the Portfolio Managers is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. McEvoy is a partner of the firm.

Portfolio Manager ID: McEvoy, Earl Other Accounts: 1516-High Yield Plus Fund	Portfolio Manager Disclosure Report March 31, 2008
Report Shows Information Regarding Other Accounts Managed By the Portfolio Manager

Investment Type	# Of Accts	Assets
All Accounts
Registered Investment Companies	4	22,576,918,343
Other Accounts	15	595,522,280

	19	23,172,440,623

Accounts With Perf. Based Fees (Subset of Above)
Registered Investment Companies	1	8,178,209,387

	1	8,178,209,387

Following Table shows shares of the fund beneficially owned by the Portfolio Manager

$0	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
X

Portfolio Manager ID: Jones, Christopher Other Accounts: 1516-High Yield Plus Fund	Portfolio Manager Disclosure Report March 31, 2008
Report Shows Information Regarding Other Accounts Managed By the Portfolio Manager

Investment Type	# Of Accts	Assets
All Accounts
Registered Investment Companies	7	750,350,979
Other Pooled Investments	9	2,334,764,458
Other Accounts	9	3,171,883,909

	25	6,256,999,346

Accounts With Perf. Based Fees (Subset of Above)
Other Accounts	4	524,919,285

	4	524,919,285

Following Table shows shares of the fund beneficially owned by the Portfolio Manager

$0	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
X

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date May 21, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date May 21, 2008

*	Print the name and title of each signing officer under his or her signature.